UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-834

Name of Registrant:	Vanguard Windsor Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code:	(610) 669-1000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 – October 31, 2009

Item 1: Reports to Shareholders

Vanguard Windsor™ Fund
Annual Report
October 31, 2009

> Vanguard Windsor Fund returned about 18% for the 12 months ended

October 31, 2009, substantially ahead of its benchmark and the average return of peer funds for the period.

> The fund’s results for the fiscal year covered two very different market environments—a period of dramatic declines followed by one of equally dramatic gains.

> Health care and information technology sectors were major contributors to the fund’s performance.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	8
Results of Proxy Voting	12
Fund Profile	14
Performance Summary	15
Financial Statements	17
Your Fund’s After-Tax Returns	31
About Your Fund’s Expenses	32
Glossary	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Windsor Fund
Investor Shares	VWNDX	18.22%
Admiral™ Shares[1]	VWNEX	18.38
Russell 1000 Value Index		4.78
Multi-Cap Value Funds Average[2]		12.87

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$9.51	$10.97	$0.223	$0.000
Admiral Shares	32.08	37.01	0.791	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Windsor Fund returned about 18% for the fiscal year ended October 31, 2009. In a period of strong broad-market gains, the fund’s return far surpassed that of its benchmark index, the Russell 1000 Value Index, and the average return for peer mutual funds.

The fund’s excellent 12-month return gives little hint of the two very different stock markets Windsor experienced during the year. As we reported to you earlier, the fund returned about –2% for the first six months of the period amid even steeper declines for its benchmark and peer-group average. In the robust market upswing that characterized the second half of the fiscal year, the fund’s 20% return helped it maintain its lead over its comparative standards for the full 12 months.

If you own shares of the Windsor Fund in a taxable account, you may wish to review the fund’s after-tax returns presented later in this report.

A vicious bear market quickly turned bullish

A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits

2

and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31, as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks as of October 31 were barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

The bond market experienced an equally dramatic turnaround

The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	11.20%	–6.84%	0.71%
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06
MSCI All Country World Index ex USA (International)	34.79	–2.49	7.58

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

3

U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’ appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, raising their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Multi-Cap
	Investor	Admiral	Value Funds
	Shares	Shares	Average
Windsor Fund	0.37%	0.25%	1.27%

1 The fund expense ratios shown are from the prospectus dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s expense ratios were 0.33%
for Investor Shares and 0.20% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Health care mergers provided gains for Windsor

Windsor Fund’s strong double-digit gain for the 2009 fiscal year contrasts with the deep double-digit decline that the fund (and virtually all stock mutual funds) posted for fiscal 2008. The fund’s holdings in the health care, information technology, consumer discretionary, and energy sectors—responsible for almost half its loss a year earlier—accounted for most of its gain in fiscal 2009.

Significant contributors to return in the health care sector included the stocks of two pharmaceutical companies that are being absorbed by rivals. One deal involves

Pfizer, the world’s largest drug maker by revenue, which acquired Wyeth. The other is Merck’s merger with Schering-Plough (completed just after the end of the fiscal year), which created the world’s second-largest producer of prescription medicines, behind Pfizer.

Matching the health care sector’s contribution were the fund’s information technology stocks, especially those of electronic and communications equipment companies. Other bright spots were a variety of companies in the consumer discretionary and energy sectors, ranging from apparel retailers and Virgin Media, which provides Internet, TV, and telephone

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
Windsor Fund Investor Shares	2.85%
Russell 1000 Value Index	1.70
Multi-Cap Value Funds Average[1]	2.07

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

5

services in the United Kingdom, to Newfield Exploration, an independent oil and gas company.

Returns for Windsor’s financial holdings, which accounted for almost one-fifth of the fund’s assets on average, diverged widely. The stocks of investment-oriented companies, such as Goldman Sachs and Ameriprise Financial, boosted the fund’s returns. Pulling almost as forcefully in the opposite direction were holdings in commercial banks and behemoth diversified institutions, such as Citigroup. The pushes and pulls netted out to a small gain from this sector.

Among other sectors, the only significant negative returns came from the fund’s industrial holdings, primarily Delta Air Lines shares. Delta is combining with Northwest Airlines to create the world’s largest commercial air carrier.

Earlier-year results will weigh on longer-term performance

Windsor Fund’s 18% gain for fiscal 2009 contrasts sharply with its –44% return for fiscal 2008. A roller-coaster ride isn’t unusual for Windsor because of its focus on out-of-favor companies that the fund’s advisors believe have unrecognized merit, and its willingness to make large commitments to these stocks. But the plunge in fiscal 2008 was atypically severe, resulting largely from the market chaos that pulled most stock investments down (the broad market fell by about 36% over the period).

Such a severe decline will continue to weigh on the fund’s long-term performance record for years to come, even if the markets continue to improve and Windsor does well. It’s a subtlety to keep in mind as you evaluate the past performance of Windsor and other funds.

Still, as you can see in the table on page 5, Windsor’s excellent performance over the past 12 months has helped to offset the impact of the prior year’s stock market slide. For the ten years ended October 31, the fund’s average annual return outpaced both that of its benchmark index and the average return of peer funds. I am confident in the abilities of our advisors to continue to do well for the fund and its investors.

The lesson that can be learned from an unusually challenging time

The past year’s market tumult—a sharp decline followed by a strong upswing—has provided a powerful, if not entirely welcome, lesson in the critical importance of balance, diversification, and a commitment to a long-term plan. When the stock market tumbled in late 2008 and early 2009, the diversification benefits of a bond allocation became crystal-clear. During the past six months, the stock market’s powerful rally has underscored the benefit of sticking with your long-term plan through the inevitable moments of anxiety and doubt.

6

Where do we go from here? Although at this point it seems as if the worst is behind us, the financial markets’ short-term direction is impossible to forecast with accuracy. The best response to this uncertainty is, again, a plan that is based on reasonable expectations about long-term return and risk, and that you can stick with through periods of market turmoil. Vanguard Windsor Fund can play an important role in such a plan.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 11, 2009

Advisors’ Report

For the fiscal year ended October 31, 2009, the Investor Shares of Vanguard Windsor Fund returned 18.22%, while the Admiral Shares returned 18.38%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio positioning reflects this assessment. These reports were prepared on November 11, 2009.

Wellington Management Company, LLP

Portfolio Manager:
James N. Mordy, Senior Vice President
and Equity Portfolio Manager

Performance has been strong over the past year, as we were well-positioned for the improvement in investor psychology that stemmed from stabilization in the economy and some healing in the credit markets. Many of our value stocks, which investors deemed “too risky” last year and thus avoided at all costs, have rebounded strongly over the past 12 months.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	67	7,909	An opportunistic, contrarian investment approach that
Company, LLP			seeks to identify significantly undervalued securities
			using bottom-up fundamental analysis. As part of its
			long-term strategy, the advisor seeks to take
			advantage of short- and intermediate-term market-
			price dislocations that result from the market’s
			shorter-term focus.
AllianceBernstein L.P.	31	3,641	A value focus that couples rigorous fundamental
			company research with quantitative risk controls to
			capture value opportunities.
Cash Investments	2	262	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor also may maintain a modest
			cash position.

8

We also benefited from increasing exposure to the more-cyclical sectors of the market, particularly during the first half of the fiscal year. We currently have 79% of our portfolio invested in energy, materials, consumer discretionary, information technology, financials, and industrials, which together accounted for about 69% of the S&P 500 Index and 73% of the Russell 1000 Value Index.

Looking across sectors, our outperformance has been fairly broad-based. Health care has been our best sector. We held large positions in both Schering-Plough and Wyeth at the time those companies were targeted for mergers with Merck and Pfizer, respectively. Although health care stocks in general have lagged the overall market, we continue to have a slight overweighting in them as we anticipate some improvement in valuations once the dust settles around industry reform.

The most challenging sector over the past year has been financials, where we benefited from strong stock selection. Our preference for companies with capital-markets exposure rather than a commercial banking focus paid off, because Goldman Sachs was a big winner. When the banks raised equity last spring to satisfy their requirements for exiting TARP (the U.S. Treasury’s Troubled Asset Relief Program), we were able to make significant purchases at very attractive prices.

In the energy sector, Newfield Exploration’s progress in key producing areas has begun to win over some skeptical investors. We also benefited from an overweighted position and good stock selection in materials, where our chemical and mining names led the way. Consumer discretionary stocks generally rebounded from depressed levels; thus, our overweighted exposure to the sector provided a tailwind. Our stake in U.K. cable operator Virgin Media was a standout for the year, as the company’s fundamentals improved and its debt burden eased. We underperformed in the industrial sector primarily because of the 35% drop in Delta Air Lines shares. All the airlines have shown remarkable discipline in reducing capacity, but this recession hit travel demand much harder than any before.

During the year, we were net buyers in (by order of significance) the financial, energy, materials, utilities, and industrial sectors. We were net sellers in the health care, consumer staples, consumer discretionary, and information technology sectors. Among our more recent purchases were banking companies Bank of America and Wells Fargo, pharmaceutical makers Daiichi Sankyo and Merck, agribusiness leader Bunge, and industrial companies Boeing and Textron. During the first half of the year we increased our exposure to the more cyclical sectors of the market. In comparison with the S&P 500 Index, our largest overweightings are in the consumer discretionary, financial, and materials sectors. Our largest underweightings remain in consumer staples, technology, and telecommunication services.

The U.S. recession appeared to have ended in mid-summer, as evidenced by a solid advance in third-quarter gross

9

domestic product (GDP). Companies that cut back strongly during the crisis have enjoyed remarkable productivity as conditions stabilized. This helped lift corporate profits and fuel the post-March recovery in the equity markets. If inventories merely stop declining—let alone start to be replenished—it would provide another meaningful boost to overall GDP growth. Monthly job losses have slowed, and we believe we could see employment growth early next year.

Despite the improving job picture, we anticipate that U.S. GDP growth will taper off to the 2.5% range next year because consumers will remain reluctant to spend. While we do not anticipate any significant change in Federal Reserve policy over the next six months, equity markets may face some headwinds from any rise in Treasury or mortgage rates as the Fed winds down its purchase programs. We believe our portfolio continues to offer compelling value. Based on analysts’ consensus expectations, our stocks continue to sell at a discount to the price/earnings ratios of both the S&P 500 and Russell 1000 Value Indexes, yet have superior earnings growth prospects over the next five years.

AllianceBernstein L.P.

Portfolio Managers:
Joseph G. Paul, Chief Investment Officer
of North American Value Equities and
Co-Chief Investment Officer of
U.S. Large-Cap Value Equities

David Yuen, Co-Chief Investment Officer
of U.S. Large-Cap Value Equities and
Director of Research—U.S. Value Equities

At the height of the global credit crisis a year ago, we repositioned our U.S. value portfolio away from risks that could not be forecast—that is, companies and industries facing possible government intervention or requiring access to elusive capital. Fortunately, value opportunities were abundant, enabling us to shift the portfolio to stocks that offered better risk/ reward profiles. This strategy has worked over the past 12 months, producing solid outperformance that was driven by both stock and sector selection.

As fears of doomsday scenarios recede, investors are turning their attention to the more fundamental—and analyzable—issues facing individual companies on the road to earnings recovery. This

10

normalization process takes time and is never smooth. Indeed, uncertainties about future earnings remain high, causing wide disparity in stock valuations. As we see it, research will be critical to help us sift through the investment conundrums facing companies as they pull out of recession. This is where our large global research effort has historically given us an edge.

Our research continues to uncover large return potential among value stocks across sectors. Over the past couple of quarters, our transactions have mostly reflected shifting value opportunities within cyclical businesses. Early in the year, we had emphasized companies with strong balance sheets (mostly in technology), firms aggressively cutting costs in response to the economic slump (notably in media and retail), and financial companies poised to benefit from the eventual normalization of the capital markets (insurers and former investment banks). Many of these holdings outperformed in the rally that began in March, and we began trimming them.

Starting in the second calendar quarter, we increased the portfolio’s exposure to a broad array of economically sensitive sectors. In particular, these included industrial-commodities and capital-equipment companies that our research found significantly undervalued relative to their earnings potential under more normal business conditions. Caterpillar and Ingersoll-Rand, for example, fit the latter category. Both companies enjoy significant stable revenue sources, and our analysis indicates that their cyclical businesses should bounce back sooner and more strongly than is reflected in their current stock prices.

In the energy sector, since early this year we have steadily trimmed positions in large integrated companies as per-barrel oil prices normalized from recession lows to the mid-$70s range much more quickly than we had anticipated. However, our analysts have uncovered some compelling opportunities in the sector laggards. Valero Energy, for example, has suffered because of its exposure to both a sharp decline in diesel fuel demand and an extreme abnormality in the pricing of heavy crude oil. We expect the company to benefit disproportionately on even modest corrections in these market trends.

As anxiety dissipates and corporate profitability gets back on track, we believe that our research-driven approach can continue to deliver very competitive performance as the value cycle, still in its infancy, unfolds.

11

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	1,462,617,078	41,395,188	97.2%
Charles D. Ellis	1,458,717,131	45,295,136	97.0%
Emerson U. Fullwood	1,462,442,012	41,570,254	97.2%
Rajiv L. Gupta	1,460,115,928	43,896,339	97.1%
Amy Gutmann	1,463,668,659	40,343,607	97.3%
JoAnn Heffernan Heisen	1,461,679,414	42,332,852	97.2%
F. William McNabb III	1,464,260,763	39,751,504	97.4%
André F. Perold	1,459,755,929	44,256,337	97.1%
Alfred M. Rankin, Jr.	1,461,179,223	42,833,043	97.2%
Peter F. Volanakis	1,464,881,112	39,131,154	97.4%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Windsor Fund
2a	591,976,834	12,012,414	30,298,706	16,146,865	91.0%
2b	590,999,439	13,072,969	30,215,545	16,146,866	90.9%
2c	585,308,550	13,121,695	35,857,706	16,146,868	90.0%
2d	586,552,119	12,915,618	34,820,214	16,146,868	90.2%
2e	588,761,329	12,383,944	33,142,682	16,146,865	90.5%
2f	589,794,808	13,263,025	31,230,121	16,146,865	90.7%
2g	594,936,766	12,615,999	26,735,187	16,146,868	91.5%

12

Fund shareholders did not approve this proposal:

Proposal 3—Institute procedures to prevent holding investments in companies that, in the judgment of the board, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

The trustees recommended a vote against the proposal because it called for procedures that duplicate existing practices and procedures of the Vanguard funds.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Windsor Fund	62,897,474	23,504,407	547,886,058	16,146,880	9.7%

13

Windsor Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	166	674	4,310
Median Market Cap	$20.4B	$30.1B	$28.3B
Price/Earnings Ratio	122.7x	34.4x	30.3x
Price/Book Ratio	1.6x	1.5x	2.1x
Yield[3]		2.4%	1.9%
Investor Shares	1.3%
Admiral Shares	1.4%
Return on Equity	16.9%	16.8%	19.4%
Earnings Growth Rate	3.8%	2.5%	9.3%
Foreign Holdings	12.4%	0.0%	0.0%
Turnover Rate	61%	—	—
Expense Ratio[4]		—	—
Investor Shares	0.37%
Admiral Shares	0.25%
Short-Term Reserves	0.9%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary 14.3%		9.3%	10.0%
Consumer Staples	7.1	5.7	10.3
Energy	14.7	19.5	11.6
Financials	20.4	25.0	16.3
Health Care	11.5	8.9	11.9
Industrials	9.5	10.4	10.4
Information Technology	13.7	5.0	19.1
Materials	5.0	3.8	3.8
Telecommunication
Services	2.2	5.5	2.8
Utilities	1.6	6.9	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.96
Beta	1.03	1.08

Ten Largest Holdings[6] (% of total net assets)

Wells Fargo & Co.	diversified banks	2.6%
ACE Ltd.	property and
	casualty insurance	2.6
Pfizer Inc.	pharmaceuticals	2.5
Cisco Systems Inc.	communications
	equipment	2.1
Goldman Sachs Group Inc.	investment banking
	and brokerage	2.0
Comcast Corp.	cable and satellite	2.0
JPMorgan Chase & Co.	diversified financial
	services	1.9
Arrow Electronics Inc.	technology
	distributors	1.7
Bank of America Corp.	diversified financial
	services	1.7
Merck & Co. Inc.	pharmaceuticals	1.5
Top Ten		20.6%

Investment Focus

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s expense ratios were 0.33% for
Investor Shares and 0.20% for Admiral shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

14

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $10,000
	One Year	Five Years	Ten Years	Investment
Windsor Fund Investor Shares[1]	18.22%	–0.83%	2.85%	$13,250
Dow Jones U.S. Total Stock Market Index	11.34	1.06	0.06	10,056
Russell 1000 Value Index	4.78	–0.05	1.70	11,839
Multi-Cap Value Funds Average[2]	12.87	–0.19	2.07	12,278

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Windsor Fund Admiral Shares	18.38%	–0.73%	1.85%	$115,717
Dow Jones U.S. Total Stock Market Index	11.34	1.06	2.19	118,874
Russell 1000 Value Index	4.78	–0.05	2.56	122,354

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: November 12, 2001.

15

Windsor Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	10/23/1958	1.15%	0.26%	3.61%
Admiral Shares	11/12/2001	1.32	0.38	2.34[2]

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Return since inception.
Note: See Financial Highlights tables for dividend and capital gains information.

16

Windsor Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.6%)[1]
Consumer Discretionary (14.1%)
	Virgin Media Inc.	12,254,600	171,197
	Home Depot Inc.	6,509,400	163,321
	Comcast Corp.	9,215,800	129,206
2	Buck Holdings LP Private
	Placement Shares	89,488,365	124,541
3	MDC Holdings Inc.	3,302,226	107,719
	TJX Cos. Inc.	2,787,000	104,094
	Comcast Corp. Class A	7,093,500	102,856
*	Toll Brothers Inc.	5,808,800	100,608
	VF Corp.	1,352,300	96,067
	Staples Inc.	3,349,000	72,673
	Time Warner Inc.	2,191,700	66,014
	News Corp. Class A	5,420,000	62,438
*	Viacom Inc. Class B	1,844,400	50,887
	Time Warner Cable Inc.	1,243,400	49,040
	Lowe’s Cos. Inc.	2,211,300	43,275
	CBS Corp. Class B	2,983,300	35,113
	Macy’s Inc.	1,367,900	24,034
*	NVR Inc.	32,904	21,791
	Whirlpool Corp.	281,200	20,131
	DR Horton Inc.	1,810,295	19,841
	Ltd Brands Inc.	1,077,472	18,964
*	Office Depot Inc.	3,038,600	18,384
	JC Penney Co. Inc.	546,600	18,109
	Harley-Davidson Inc.	650,000	16,198
	Black & Decker Corp.	244,700	11,555
	Pulte Homes Inc.	1,140,665	10,277
*	TRW Automotive
	Holdings Corp.	549,700	8,603
			1,666,936
Consumer Staples (6.9%)
	Japan Tobacco Inc.	41,723	117,054
	Bunge Ltd.	1,800,900	102,759
	Unilever NV	2,849,956	87,816
*	BRF—Brasil Foods
	SA ADR	1,544,300	74,698

			Market
			Value•
		Shares	($000)
	Kroger Co.	3,217,000	74,409
	BRF—Brasil Foods SA	1,977,700	47,680
	Procter & Gamble Co.	729,900	42,334
	Wal-Mart Stores Inc.	764,400	37,976
	Archer-Daniels-
	Midland Co.	1,221,603	36,795
	Altria Group Inc.	1,902,100	34,447
	Kraft Foods Inc.	1,191,200	32,782
	Coca-Cola Enterprises Inc.	1,325,100	25,270
	SUPERVALU Inc.	1,349,800	21,421
*	Constellation Brands Inc.
	Class A	1,250,000	19,775
*	Dean Foods Co.	975,000	17,774
*	Smithfield Foods Inc.	1,150,400	15,346
	Sara Lee Corp.	987,400	11,148
	Tyson Foods Inc. Class A	750,000	9,390
			808,874
Energy (14.4%)
	Apache Corp.	1,833,943	172,611
*	Newfield Exploration Co.	3,937,200	161,504
	Baker Hughes Inc.	3,412,200	143,551
	Noble Energy Inc.	1,999,800	131,247
	Exxon Mobil Corp.	1,643,400	117,782
	ConocoPhillips	2,221,000	111,450
	Canadian Natural
	Resources Ltd.	1,520,200	98,311
	BP PLC ADR	1,636,600	92,664
*	Southwestern Energy Co.	1,588,300	69,218
	Total SA ADR	978,700	58,791
	Halliburton Co.	1,987,000	58,040
	Devon Energy Corp.	845,732	54,727
	Chevron Corp.	711,600	54,466
	Valero Energy Corp.	2,780,695	50,331
	Petroleo Brasileiro
	SA ADR	1,239,400	49,725
	Consol Energy Inc.	1,065,000	45,593
	Peabody Energy Corp.	1,112,300	44,036

17

Windsor Fund

			Market
			Value•
		Shares	($000)
	Occidental
	Petroleum Corp.	578,500	43,897
	EOG Resources Inc.	384,400	31,390
	Nexen Inc.	1,450,000	31,131
*	Weatherford
	International Ltd.	1,569,200	27,508
	Cimarex Energy Co.	542,110	21,229
	ENSCO International Inc.	425,000	19,461
	Rowan Cos. Inc.	490,000	11,392
			1,700,055
Exchange-Traded Funds (1.0%)
^,4	Vanguard Value ETF	1,689,100	75,773
4	Vanguard Total Stock
	Market ETF	892,000	46,545
			122,318
Financials (19.9%)
	Wells Fargo & Co.	11,181,100	307,704
	ACE Ltd.	5,964,600	306,342
	Goldman Sachs
	Group Inc.	1,400,100	238,255
	JPMorgan Chase & Co.	5,492,350	229,415
	Bank of America Corp.	13,904,700	202,730
	Ameriprise Financial Inc.	4,611,400	159,877
	US Bancorp	5,967,300	138,561
*	TD Ameritrade
	Holding Corp.	5,510,700	106,356
	Principal Financial
	Group Inc.	3,781,100	94,679
	Invesco Ltd.	3,851,754	81,465
	Unum Group	3,677,915	73,374
	PartnerRe Ltd.	881,500	67,417
	Morgan Stanley	1,338,200	42,983
	MetLife Inc.	1,208,300	41,118
	Travelers Cos. Inc.	815,700	40,614
	Deutsche Bank AG	541,427	38,782
	Allstate Corp.	1,212,566	35,856
	XL Capital Ltd. Class A	2,128,900	34,935
*	UBS AG	1,856,200	30,952
	Lincoln National Corp.	1,104,600	26,323
	Citigroup Inc.	6,200,000	25,358
	BB&T Corp.	1,009,600	24,140
			2,347,236
Health Care (11.2%)
	Pfizer Inc.	17,566,100	299,151
	Merck & Co. Inc.	5,833,700	180,436
	Covidien PLC	2,629,475	110,753
	Cardinal Health Inc.	3,736,500	105,892
	Schering-Plough Corp.	3,684,409	103,900
	Daiichi Sankyo Co. Ltd.	5,061,600	98,882
	CIGNA Corp.	3,068,000	85,413
	UnitedHealth Group Inc.	3,291,300	85,409

			Market
			Value•
		Shares	($000)
	Medtronic Inc.	2,304,300	82,264
*	Amgen Inc.	1,286,300	69,113
*	Genzyme Corp.	1,075,600	54,425
	GlaxoSmithKline PLC ADR	435,000	17,905
	Aetna Inc.	650,000	16,920
*	Laboratory Corp. of
	America Holdings	179,600	12,373
			1,322,836
Industrials (9.3%)
*	Delta Air Lines Inc.	21,941,300	156,661
	Pentair Inc.	4,357,500	126,803
	Textron Inc.	5,264,700	93,606
	General Electric Co.	6,285,200	89,627
	Deere & Co.	1,803,300	82,140
	Boeing Co.	1,675,000	80,065
	Dover Corp.	1,952,900	73,585
	FedEx Corp.	912,300	66,315
	Waste Management Inc.	2,026,100	60,540
	JB Hunt Transport
	Services Inc.	1,789,500	53,792
	Northrop Grumman Corp.	967,000	48,476
	Ingersoll-Rand PLC	1,495,000	47,227
	Caterpillar Inc.	538,000	29,622
*	Thomas & Betts Corp.	641,600	21,949
	Masco Corp.	1,600,000	18,800
	SPX Corp.	318,992	16,837
*	Cooper Industries PLC
	Class A	393,115	15,210
*	Hertz Global Holdings Inc.	1,394,700	12,985
			1,094,240
Information Technology (13.3%)
*	Cisco Systems Inc.	10,814,500	247,111
*,3	Arrow Electronics Inc.	8,119,350	205,744
	Microsoft Corp.	6,005,000	166,519
	Hewlett-Packard Co.	3,189,600	151,378
	Corning Inc.	8,172,700	119,403
	Accenture PLC Class A	2,891,400	107,213
*	Flextronics
	International Ltd.	12,023,400	77,912
	Texas Instruments Inc.	3,073,200	72,067
*	Lam Research Corp.	2,055,700	69,318
*	Symantec Corp.	2,968,000	52,177
	Tyco Electronics Ltd.	2,396,665	50,929
	Motorola Inc.	4,584,000	39,285
*	Dell Inc.	2,600,000	37,674
	Nokia Oyj ADR	2,607,900	32,886
*	Computer Sciences Corp.	474,100	24,042
*	SAIC Inc.	1,333,600	23,618
	International Business
	Machines Corp.	151,500	18,272
	Seagate Technology	1,276,700	17,810

18

Windsor Fund

			Market
			Value•
		Shares	($000)
*	Electronic Arts Inc.	950,000	17,328
*	Teradyne Inc.	2,000,000	16,740
*	Micron Technology Inc.	2,300,000	15,617
*	Western Digital Corp.	330,431	11,129
			1,574,172
Materials (4.9%)
*	Owens-Illinois Inc.	3,389,300	108,051
	Rexam PLC	22,720,880	102,885
	HeidelbergCement AG	1,404,404	84,004
	Agrium Inc.	1,398,700	65,669
*	Vale SA Class B ADR	2,134,400	54,406
	EI du Pont
	de Nemours & Co.	1,636,900	52,086
	Yara International ASA	1,217,300	40,240
	Mosaic Co.	860,200	40,197
	AK Steel Holding Corp.	875,000	13,886
	Eastman Chemical Co.	168,000	8,822
	Dow Chemical Co.	226,993	5,330
			575,576
Telecommunication Services (2.1%)
	AT&T Inc.	5,588,417	143,455
*	Sprint Nextel Corp.	15,347,998	45,430
	Verizon
	Communications Inc.	1,208,200	35,751
	Vodafone Group PLC ADR	1,206,000	26,761
			251,397
Utilities (1.5%)
	Allegheny Energy Inc.	3,023,000	68,985
	PG&E Corp.	1,077,000	44,039
	NiSource Inc.	1,700,200	21,967
	Pepco Holdings Inc.	1,250,000	18,662
	Northeast Utilities	691,500	15,939
*	RRI Energy Inc.	1,958,842	10,323
			179,915
Total Common Stocks
(Cost $11,646,286)			11,643,555
Temporary Cash Investments (2.2%)[1]
Money Market Fund (1.5%)
5,6	Vanguard Market
	Liquidity Fund, 0.225%	175,160,757	175,161

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (0.5%)
Bank America, N.A.
0.080%, 11/2/09
(Dated 10/30/09,
Repurchase Value
$54,500,000, collateralized
by Government
National Mortgage Assn.
5.000%, 8/15/39)	54,500	54,500

U.S. Government and Agency Obligations (0.2%)

7,8 Federal Home Loan Bank
Discount Notes, 0.275%,
2/19/10	30,000	29,990
Total Temporary Cash Investments
(Cost $259,636)		259,651
Total Investments (100.8%)
(Cost $11,905,922)		11,903,206
Other Assets and Liabilities (–0.8%)
Other Assets		157,808
Liabilities[6]		(248,800)
		(90,992)
Net Assets (100%)		11,812,214

19

Windsor Fund

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	16,414,393
Undistributed Net Investment Income	21,120
Accumulated Net Realized Losses	(4,620,802)
Unrealized Appreciation (Depreciation)
Investment Securities	(2,716)
Futures Contracts	221
Foreign Currencies	(2)
Net Assets	11,812,214

Investor Shares—Net Assets
Applicable to 693,890,470 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,609,710
Net Asset Value Per Share—
Investor Shares	$10.97

Admiral Shares—Net Assets
Applicable to 113,544,450 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,202,504
Net Asset Value Per Share—
Admiral Shares	$37.01

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $8,152,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 1.0%, respectively, of net assets.
2 Restricted security represents 1.1% of net assets.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $9,870,000 of collateral received for securities on loan.
7 Securities with a value of $29,990,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	249,484
Interest[2]	2,536
Security Lending	1,618
Total Income	253,638
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,438
Performance Adjustment	(5,030)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,219
Management and Administrative—Admiral Shares	3,961
Marketing and Distribution—Investor Shares	1,772
Marketing and Distribution—Admiral Shares	1,022
Custodian Fees	175
Auditing Fees	26
Shareholders’ Reports and Proxies—Investor Shares	401
Shareholders’ Reports and Proxies—Admiral Shares	69
Trustees’ Fees and Expenses	22
Total Expenses	30,075
Expenses Paid Indirectly	(1,218)
Net Expenses	28,857
Net Investment Income	224,781
Realized Net Gain (Loss)
Investment Securities Sold[2]	(2,135,423)
Futures Contracts	1,459
Foreign Currencies	512
Realized Net Gain (Loss)	(2,133,452)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,654,791
Futures Contracts	25,573
Foreign Currencies	(533)
Change in Unrealized Appreciation (Depreciation)	3,679,831
Net Increase (Decrease) in Net Assets Resulting from Operations	1,771,160

1 Dividends are net of foreign withholding taxes of $3,840,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $6,446,000, $1,867,000, and
($81,374,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	224,781	361,217
Realized Net Gain (Loss)	(2,133,452)	(2,377,257)
Change in Unrealized Appreciation (Depreciation)	3,679,831	(7,824,625)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,771,160	(9,840,665)
Distributions
Net Investment Income
Investor Shares	(159,222)	(218,586)
Admiral Shares	(101,534)	(157,337)
Realized Capital Gain[1]
Investor Shares	—	(1,480,134)
Admiral Shares	—	(995,876)
Total Distributions	(260,756)	(2,851,933)
Capital Share Transactions
Investor Shares	(413,053)	137,492
Admiral Shares	(1,049,588)	60,195
Net Increase (Decrease) from Capital Share Transactions	(1,462,641)	197,687
Total Increase (Decrease)	47,763	(12,494,911)
Net Assets
Beginning of Period	11,764,451	24,259,362
End of Period[2]	11,812,214	11,764,451

1 Includes fiscal 2008 short-term gain distributions totaling $223,640,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $21,120,000 and $56,583,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$9.51	$19.52	$19.27	$17.81	$16.75
Investment Operations
Net Investment Income	.197	.279	.298	.277	.265
Net Realized and Unrealized Gain (Loss)
on Investments	1.486	(7.985)	1.782	3.007	1.163
Total from Investment Operations	1.683	(7.706)	2.080	3.284	1.428
Distributions
Dividends from Net Investment Income	(.223)	(.289)	(.301)	(.265)	(.280)
Distributions from Realized Capital Gains	—	(2.015)	(1.529)	(1.559)	(.088)
Total Distributions	(.223)	(2.304)	(1.830)	(1.824)	(.368)
Net Asset Value, End of Period	$10.97	$9.51	$19.52	$19.27	$17.81

Total Return[1]	18.22%	–43.88%	11.24%	19.72%	8.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,610	$7,041	$14,490	$14,140	$12,871
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.30%	0.31%	0.36%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.03%	1.91%	1.50%	1.50%	1.47%
Portfolio Turnover Rate	61%[3]	55%	40%	38%	32%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.03%), (0.01%), 0.02%, and 0.04%.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$32.08	$65.90	$65.04	$60.12	$56.56
Investment Operations
Net Investment Income	.701	.999	1.085	1.000	.968
Net Realized and Unrealized Gain (Loss)
on Investments	5.020	(26.974)	6.019	10.150	3.896
Total from Investment Operations	5.721	(25.975)	7.104	11.150	4.864
Distributions
Dividends from Net Investment Income	(.791)	(1.047)	(1.085)	(.970)	(1.007)
Distributions from Realized Capital Gains	—	(6.798)	(5.159)	(5.260)	(.297)
Total Distributions	(.791)	(7.845)	(6.244)	(6.230)	(1.304)
Net Asset Value, End of Period	$37.01	$32.08	$65.90	$65.04	$60.12

Total Return	18.38%	–43.85%	11.38%	19.85%	8.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,203	$4,723	$9,770	$8,987	$7,551
Ratio of Total Expenses to
Average Net Assets[1]	0.20%	0.17%	0.19%	0.25%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.16%	2.04%	1.62%	1.61%	1.57%
Portfolio Turnover Rate	61%[2]	55%	40%	38%	32%

1 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.03%), (0.01%), 0.02%, and 0.04%.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

25

Windsor Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for AllianceBernstein L.P., the Russell 1000 Value Index; and for Wellington Management Company, LLP, the S&P 500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets, before a decrease of $5,030,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $2,554,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

26

Windsor Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2009, these arrangements reduced the fund’s expenses by $1,218,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,957,180	561,834	124,541
Temporary Cash Investments	175,161	84,490	—
Futures Contracts—Liabilities[1]	(3,807)	—	—
Total	11,128,534	646,324	124,541
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2009:

Investments in
Common Stocks
($000)
Amount Valued Based on Level 3 Inputs
Balance as of October 31, 2008	94,849
Change in Unrealized Appreciation (Depreciation)	29,692
Balance as of October 31, 2009	124,541

27

Windsor Fund

F. At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	December 2009	488	126,026	638
S&P MidCap 400 Index	December 2009	37	12,162	(417)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2009, the fund realized net foreign currency gains of $512,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

During the year ended October 31, 2009, the fund realized $106,065,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2009, the fund had $51,434,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $4,613,757,000 to offset future net capital gains of $2,383,312,000 through October 31, 2016, and $2,230,445,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $11,912,652,000. Net unrealized depreciation of investment securities for tax purposes was $9,446,000, consisting of unrealized gains of $1,514,672,000 on securities that had risen in value since their purchase and $1,524,118,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2009, the fund purchased $6,348,339,000 of investment securities and sold $7,609,225,000 of investment securities, other than temporary cash investments.

28

Windsor Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2008		Proceeds from		Oct. 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics Inc.	148,768	15,943	23,344	—	205,744
Delta Air Lines Inc.	318,614	21,664	73,255	—	NA1
MDC Holdings Inc.	93,126	29,604	12,760	3,153	107,719
	560,508			3,153	313,463

1	Not applicable—At October 31, 2009, the security was still held but the issuer was no longer an affiliated company of the fund.
J.	Capital share transactions for each class of shares were:

			Year Ended October 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	837,675	92,979	1,320,658	96,832
Issued in Lieu of Cash Distributions	155,346	17,218	1,656,282	108,083
Redeemed	(1,406,074)	(157,026)	(2,839,448)	(206,467)
Net Increase (Decrease)—Investor Shares	(413,053)	(46,829)	137,492	(1,552)
Admiral Shares
Issued	291,226	9,177	397,018	8,532
Issued in Lieu of Cash Distributions	91,474	3,020	1,059,372	20,503
Redeemed	(1,432,288)	(45,863)	(1,396,195)	(30,080)
Net Increase (Decrease)—Admiral Shares	(1,049,588)	(33,666)	60,195	(1,045)

K. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2009

Special 2009 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $260,756,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 87.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

30

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares[1]
Periods Ended October 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	18.22%	–0.83%	2.85%
Returns After Taxes on Distributions	17.79	–2.00	1.45
Returns After Taxes on Distributions and Sale of Fund Shares	12.26	–0.53	2.18

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with
$1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses
Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,204.99	$1.83
Admiral Shares	1,000.00	1,205.04	1.17
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.54	$1.68
Admiral Shares	1,000.00	1,024.15	1.07

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

34

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	Founder
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q220 122009

Vanguard Windsor™ II Fund
Annual Report
October 31, 2009

> For the 12 months ended October 31, 2009, Vanguard Windsor II Fund returned about 12% for both Investor and Admiral Shares, handily outperforming its comparative standards.

> Except for financials, all of the business sectors in the fund advanced for the year.

> Information technology and industrial stocks—two of the fund’s largest sectors—contributed significantly to its success.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	8
Results of Proxy Voting	14
Fund Profile	15
Performance Summary	16
Financial Statements	18
Your Fund’s After-Tax Returns	33
About Your Fund’s Expenses	34
Glossary	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Windsor II Fund
Investor Shares	VWNFX	11.96%
Admiral™ Shares[1]	VWNAX	12.09
Russell 1000 Value Index		4.78
Large-Cap Value Funds Average[2]		8.88

Your Fund’s Performance at a Glance
October 31, 2008–October 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$20.56	$22.22	$0.670	$0.000
Admiral Shares	36.51	39.46	1.226	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

Powered by the stock market rally that began in March, Vanguard Windsor II Fund returned 11.96% for Investor Shares and 12.09% for Admiral Shares for the fiscal year ended October 31, 2009. This performance is especially welcome coming on the heels of the severe 2008 bear market. The fund’s return surpassed that of its benchmark index and the average result of peer funds.

When investors became more confident about credit markets and the economy, they regained their appetite for riskier stocks and bonds. As a result, many of the stocks that fueled the equity rally were those that had been hardest-hit during the bear market—including riskier companies with weaker balance sheets and earnings outlooks.

This environment created headwinds for high-quality, value-oriented investment strategies. Still, your fund’s talented advisors were able to deliver superior returns. An outsized investment in information technology and astute stock selection in most sectors—especially industrials—contributed to the fund’s success on both an absolute and a relative basis.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fiscal year later in this report.

A vicious bear market quickly turned bullish

A year ago, the global financial system stood on the brink of collapse as the expanding U.S. credit crisis precipitated the deepest worldwide recession since World War II. Since then, markets have pulled back from the depths and, in fact, have rallied impressively. Although U.S. unemployment has risen to double digits and signs of a robust recovery are hard to find, the global economy has begun to revive. For the first time in more than a year, U.S. gross domestic product registered growth, as reported by the Commerce Department for the third quarter of calendar 2009.

U.S. stocks recorded positive returns for the fiscal year ended October 31 as the market’s losses during the first four months of the period—marking the final plunge of a historic bear market—were erased by a remarkable rally beginning in March. Global stocks did even better, thanks to some renewed strength in developed markets and a powerful upswing in emerging markets that actually had some prognosticators worrying about a new asset bubble. Reminders of the markets’ travails are nevertheless apparent in the index returns for the past three years, where negative figures are the rule. Even the five-year returns for U.S. stocks

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	11.20%	–6.84%	0.71%
Russell 2000 Index (Small-caps)	6.46	–8.51	0.59
Dow Jones U.S. Total Stock Market Index	11.34	–6.55	1.06
MSCI All Country World Index ex USA (International)	34.79	–2.49	7.58

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	13.79%	6.35%	5.05%
Barclays Capital Municipal Bond Index	13.60	4.17	4.15
Citigroup 3-Month Treasury Bill Index	0.28	2.50	2.94

CPI
Consumer Price Index	–0.18%	2.32%	2.52%

as of October 31 are barely positive, further evidence of the long-term damage done by the collapse of the real estate bubble.

The bond market experienced an equally dramatic turnaround

The stock market’s rapid fall and recovery were matched by an equally dramatic turnaround in the bond market. At the end of 2008, as the credit markets virtually shut down, risk-averse investors flocked to U.S. Treasury bonds. The effect was to widen the difference between the lower yields of Treasuries and the higher yields of corporate bonds to a margin not seen since the Great Depression.

Central banks around the world responded to the economic slowdown by lowering interest rates and implementing other aggressive stimulus programs. Meanwhile, governments boosted spending in hopes of reversing the recessionary tide. As fears of a worldwide depression eased, investors’ appetite for risk returned to more normal levels. The receding pessimism raised demand for corporate bonds, lifting their prices and bringing down their yields. Over the past 12 months, both taxable and municipal bonds returned more than 13%.

However, the Fed’s easy-money campaign had a predictable effect on short-term savings vehicles such as money market funds, whose yields track prevailing short-

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Large-Cap
	Investor	Admiral	Value Funds
	Shares	Shares	Average
Windsor II Fund	0.39%	0.29%	1.25%

1 The fund expense ratios shown are from the prospectus dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the fund’s expense ratios were 0.38%
for Investor Shares and 0.27% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

term rates. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

The markets’ steep sell-off created exceptional opportunities

During the bear market that began late in 2007 and continued into March 2009, investors punished many stocks almost indiscriminately. Yet, amid the rubble, attractive opportunities emerged, and your fund’s advisors proved adept at identifying some of them. The fund’s information technology holdings are a good example.

Technology companies are not often regarded as value stocks. Normally, they tend to be considered expensive based on their historically high price-to-earnings and price-to-book-value ratios and low dividend yields. This is evident in the very low representation of tech stocks in the fund’s benchmark, the Russell 1000 Value Index. Not long ago, your fund’s exposure to technology companies was modest at most.

But not much has been “normal” in the markets over the last year. In the quest for underappreciated stocks with solid balance sheets and stable-to-improving earnings growth prospects, the advisors selectively added tech stocks to the fund’s holdings. With these purchases—and the overall

Total Returns
Ten Years Ended October 31, 2009
Average
Annual Return
Windsor II Fund Investor Shares	2.96%
Russell 1000 Value Index	1.70
Large-Cap Value Funds Average[1]	0.10

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

performance of the portfolio—the information technology sector grew to represent almost 15% of Windsor II’s assets by October 31 (more than double the level of three years ago). Tech stocks—including top-ten holdings International Business Machines and Microsoft—added about 5 percentage points to the fund’s return and helped it outpace the benchmark index.

The fund’s above-benchmark investment in industrials also lifted performance. With the economy stabilizing and business activity accelerating, the stock prices of companies such as Illinois Tool Works, electrical-products manufacturer Cooper Industries, and aerospace and defense contractors Honeywell International and ITT gained ground. Still, they remained below October 2007 price levels, as this sector was hit hard by the recession.

In contrast to information technology and industrial stocks, financials continued to disappoint. The advisors have been underweighted in this sector for more than three years, which has helped the fund to sidestep some of the damage from the subprime mortgage and credit crisis. Still, the fund’s financial services holdings had their share of challenges, and declined roughly in line with those of the benchmark.

For more on the fund’s positioning and performance during the year, please see the Advisors’ Report that follows this letter.

A word on expenses

The fund’s expense ratios have risen over the past fiscal year. The explanation is twofold.

First, the fund’s average net assets, the asset base used in calculating the expense ratio, declined from the average level in the prior fiscal year. With a smaller denominator, the fund’s fixed expenses have accounted for a modestly higher percentage of fund assets. Second, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall, as they have during fiscal 2009, a smaller portion of assets is subject to the lower rate, causing the overall rate to increase.

Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Ten-year performance well ahead of the pack

Bolstered by fiscal-year 2009 results, the Windsor II Fund has put some distance between its long-term performance and that of its comparative standards. For the ten years ended October 31, the fund’s 2.96% average annual return was more than a percentage point higher than the comparable return of its benchmark and almost three percentage points above the peer group’s average annual return. Windsor II’s low costs help shareholders keep more of the fund’s return, an advantage that can compound over time and helps differentiate the fund from its peers.

The fund’s ten-year returns may appear uninspiring, but they reflect a decade in which equities have struggled across the board, enduring not one but two major bear markets. For perspective, the broad U.S. stock market was essentially flat over the same period: The Dow Jones U.S. Total Stock Market Index returned 0.06% per year.

Timeless principles work well in today’s changeable markets

Over the last two years, stocks have taken investors on a roller-coaster ride. After soaring to record highs in October 2007, the U.S. stock market in 2008 suffered its worst calendar year since the 1930s, then turned around this past spring. Investors were given a strong dose of reality—not only by the volatile stock market but also by the demise of some major financial institutions and the persistence of the longest recession in seven decades.

What lessons did we learn? We were reminded that diversification, balance, and a long-term view, while not failsafe, are important principles in good times and bad. Although diversification didn’t immunize investors from the market declines, it certainly insulated them from the worst of it. And patience is often rewarded: Many investors who did not panic and sell out as stocks sank have recovered a substantial share of their paper losses.

Now that the economy and the markets have pulled back from the brink, it’s a good time to reevaluate your long-term investment objectives, time frame, and risk tolerance, and to make sure your investments are appropriately diversified. Vanguard Windsor II Fund can play a valuable role in such a portfolio, by providing low-cost exposure to large-cap value stocks selected by an experienced and complementary team of managers.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
November 12, 2009

Advisors’ Report

For the fiscal year ended October 31, 2009, Vanguard Windsor II Fund returned about 12%. Your fund is managed by five advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and dollar amount of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors also have provided a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on November 16, 2009.

Barrow, Hanley, Mewhinney &
Strauss, Inc.

Portfolio Manager:
James P. Barrow, Founding Partner

While this shareholder letter is a bit easier to write than last year’s, as the fund has a positive return, concern remains about the economy. We look back to where things were and get depressed. It seems that a

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney	69	22,374	Conducts fundamental research on individual stocks
& Strauss, Inc.			exhibiting traditional value characteristics: price/earnings
			and price/book ratios below the broad market average
			and dividend yields above the broad market average.
Lazard Asset Management LLC	18	5,884	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Hotchkis and Wiley	5	1,699	Uses a disciplined investment approach, focusing on
Capital Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,419	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Vanguard Quantitative	2	608	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and manage-
			ment decisions of companies versus their peers.
Cash Investments	2	771	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

decline in housing values has an emotional impact. The pervasive flight from the U.S. dollar and into gold and other commodities is a real concern, as it surely appears to be a bubble and, like most speculations, can create significant financial dislocation. Exposure and losses seem to show up in the most unlikely places. We suspect that a significant percentage of the interest in commodities is prompted by the leverage inherent in the contracts, which can be especially tempting to hedge fund managers who stand to earn outsized profits when their leveraged investments pay off.

Our banking system continues to try to “right-size” its balance sheet, which means loans will be hard to get. The interesting part of this is that the bond market is willing to make loans, setting up the conundrum that Wall Street can get liquidity while Main Street cannot. The stingy mood of bankers makes the unemployment rate stubborn, as more employment opportunities rest in small and medium-sized companies. Now what happens?

We are not too concerned with the level of the stock market when we see the mountain of cash on the sidelines earning almost nothing. Until short-term interest rates go up and liquidity declines, we feel the momentum is to the upside.

The Federal Reserve Board is not likely to increase interest rates for some time, as Washington is focused on employment and mid-term elections are only 12 months off. With absolute levels of interest near zero, banks should be able to “earn their way” out of a problematic loan portfolio. Our portfolio’s health care holdings should begin to perform once the debate in Washington is resolved. Industrial earnings should soar with the combination of falling unit labor costs, increasing volumes, and strong productivity.

In the past year, we have included in our list of holdings some rather unusual “value” names such as Microsoft, Intel, and Quest Diagnostics. While these are generally viewed as growth stocks, at the time of purchase their price/earnings ratios were compressed by market worries.

We liked their upside potential, sound business plans, and strong balance sheets, and look forward to the time when these companies no longer qualify for inclusion in the fund’s holdings.

The portfolio continues to exhibit traditional value characteristics: a price/earnings ratio lower than the market’s, a price/book value ratio lower than the market’s, and a dividend yield higher than the market’s. We feel we can achieve adequate diversification in our part of the fund with 45–50 stocks. Our turnover is low by industry standards, but, we feel, adequate.

Lazard Asset Management LLC

Portfolio Managers:
Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

Stocks rebounded strongly in March 2009 as investors became less worried about systemic risk and more optimistic about the economy, the housing market,

and corporate profitability—factors that appeared to temporarily outweigh concerns over the rising jobless rate and weak consumer spending. The S&P 500 Index returned roughly 55% after the March trough, but stocks remain well below the peak reached in October 2007. The market ended October on a negative note, showing signs of fatigue.

Nearly all sectors had positive 12-month returns, with information technology in the lead as strong cash positions and resilient profitability, particularly among large-cap technology companies, attracted investors. The consumer discretionary sector was one of the hardest-hit early in the period, but rebounded strongly as investors’ optimism grew. Materials stocks gained with higher demand from the emerging markets, which displayed resilience amid the global recession. More defensive sectors, such as consumer staples, health care, and telecom services, lagged during the market rebound and underperformed for the year.

The financial sector was the worst performer, despite normalization in the credit markets and an improving economic outlook. Still, our portfolio benefited from strong stock selection in this sector. Our largest financial position, JPMorgan Chase, performed well compared with the overall group. With its strong balance sheet and market leadership, we believe JPMorgan Chase is well-positioned for the return of a more normal operating environment.

Ameriprise Financial experienced weakness late in 2008 because of investors’ concern about the capital ratios of life insurers, but has performed well since then. We continue to own Ameriprise for several reasons: It is better capitalized than its peers; it has a diversified business model; its management is focused on cost-cutting and revenue enhancement; its financial advisory business gained market share during the downturn; and we believe the recent purchase of Columbia Asset Management will enhance its asset management business.

We also had good stock selection in the energy sector. BJ Services rose sharply following a takeover offer from Baker Hughes. And shares of coal producer Massey Energy rose after the company reported better-than-expected earnings following aggressive cost-cutting and closures of higher-cost mines in view of weak demand. In the health care sector, Wyeth shares performed well after a takeover offer from Pfizer.

Conversely, stock selection in the information technology and consumer discretionary sectors detracted from our performance. Shares of Comcast recently declined as a result of concerns about its potential purchase of assets of NBC Universal. We believe this acquisition makes sense if the price is appropriate. We continue to view Comcast favorably, owing to its stable cable business, revenue growth, and strong cash flow generation. We also believe that Comcast currently trades at a discount relative to its peers.

Although conditions for investing are substantially better than they were a year ago, uncertainty continues to cloud the outlook. This environment demands that managers rely on forward-looking, fundamental research to make investment decisions. As we move toward a new economic backdrop and the era of disinflation fades into history, we believe that our focus on robust cash flow, strong balance sheets, and the resulting operational flexibility can continue to deliver strong results.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:
George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

Equity markets have taken investors on a turbulent ride over the past 12 months. A vicious period finally reversed in early March 2009 as stocks recovered with a stunning rally. The S&P 500’s combined return for the second and third calendar quarters of 2009 represented the best back-to-back quarterly performance for the index since 1975—a welcome relief for weary equity investors.

Positive stock selection in eight of the ten market sectors—especially health care, industrials, and materials—was the primary contributor to our success over the past year. The largest individual contributors were two companies that were acquired, Schering-Plough and Rohm & Haas. In contrast, our underweighting in telecommunications hurt performance as the index’s sector posted a strong advance. Though they have rebounded recently, some of our largest individual detractors were in the financial sector: Citigroup, Bank of America, and KeyCorp had double-digit losses for the year.

Our commitment to “value” is unwavering. In times of stress it is critical to continually evaluate financial strength. Companies must be strong enough to survive big storms and make it to the other side of tough business cycles. In our opinion, the portfolio is positioned in companies that will survive, and indeed thrive again. The prospect of recovery is becoming more visible. We think our portfolio is attractively balanced between two groups of industries and companies: those that are likely to benefit from an economic recovery and others that are more steady and stable with extremely strong balance sheets.

Armstrong Shaw Associates Inc.

Portfolio Manager:
Jeffrey M. Shaw, Chairman and
Chief Investment Officer

The past year encompassed two very different market environments. Late 2008 and early 2009 were marked by turmoil in the equity and credit markets, massive deleveraging, and plunging asset prices. Since March 9, equities have rallied sharply as the economy stabilized and many companies that were near death survived. Our portion of the Windsor II portfolio performed well, and benefited from our significantly underweighted position in financials—the worst-performing index sector—and our sizable overweighting in technology, the best-performing index sector. Stock selection in financials and industrials also helped our relative performance.

In our portfolio, the top-performing sectors were information technology, materials, and industrials—all with double-digit advances. Wyndham Worldwide, which more than doubled, was our top performer, followed by Morgan Stanley and Wells Fargo. In industrials, the index sector declined while our holdings had a double-digit gain—led by several high-quality companies that included ABB, CSX, ITT, and Rockwell Collins. We purchased these stocks during the market sell-off, and they delivered strong returns as investors began to anticipate an economic recovery. Hurting performance were our weak relative returns in energy and health care.

Although the recovery may be slower than has been normal, and the employment news may not get better soon, there are many pockets of opportunity in the market, particularly in two broad groups of stocks. First, we like companies with good balance sheets and global franchises that are levered to an economic recovery, including Hewlett-Packard, Transocean, and United Technologies. We favor companies with increasing exposure to emerging markets, where we expect growth to be at least twice that of the United States over the next five years.

Secondly, we like high-quality, large-capitalization companies that possess steady cash flows and were left behind in the market’s most recent rally, such as Abbott Labs, Amgen, and CVS Caremark. These companies trade at compelling valuations, 10–11 times projected 2010 earnings per share, yet they have solid free cash flow and growth attributes.

The rally that started in March rewarded the weakest companies the most as the worst-case economic scenario was taken off the table. However, as the rally matures, we believe leadership will switch to higher-quality, better-managed companies with strong balance sheets that can build their earnings and cash flow. This should benefit our portfolio of industry-leading companies trading at attractive earnings valuations.

Vanguard Quantitative Equity Group

Portfolio Manager:
James D. Troyer, CFA, Principal

Our quantitative approach to selecting stocks is based on computer models with five components: valuation, earnings quality, earnings growth, management decisions, and market sentiment. Valuation measures the price we would pay for a company’s earnings or cash flow. By itself, valuation can be a powerful investment tool, but our research tells us that other models can help to improve upon a valuation signal.

Our quality score separates inexpensive stocks that deserve their low valuation because of poor margins from their more profitable peers. Similarly, our growth indicator differentiates between companies with poor growth prospects and those with more attractive prospects. Since actions often speak louder than words, another score evaluates executive decision-making, including decisions about issuing stock, raising debt, and making capital investments. Finally, our sentiment score measures the market’s overall view of the company’s value, because news about a company is usually quickly reflected in the stock price. We combine the five components into an overall score, with each indicator helping to verify the others.

This fundamental analysis helps us to single out companies with key attributes including low price/earnings or price/cash-flow ratios, growth rates near the market’s, and higher return on equity. Our research shows that a strategy focused on these attributes is likely to be successful in the long term, but may not work in some periods, such as the past fiscal year. Early in the year, panicked investors heading for the exits drove down all stocks, regardless of individual characteristics. In March, as the survival of near-death companies seemed more likely, these firms’ stocks roared back to life. Unfortunately, they had attributes that our model does not seek, such as losses, low margins, negative market sentiment, and low growth. Value-oriented stocks, which we prefer, were particularly out of favor.

Although we are disappointed that our performance was not more robust, we are not surprised. All investment styles endure periods of relative under- or overperformance. There are parallels to the Internet boom that began in the late 1990s—a “melt-up” as opposed to the recent meltdown. Back then, a very few factors dominated performance: Having little or no earnings was acceptable if a company had an Internet-related story line. But our model rejected many stocks that did not pass our earnings and quality tests, and our portfolios lagged. Last year, the dominant factor was the credit crisis. In such environments, when one or two factors dominate investors’ decision-making, our process will suffer.

Specific examples of our disappointments last year included some holdings in the energy and financial sectors. Our positions in Devon Energy, an independent oil and gas exploration company, and in Bank of America lost ground for the period.

In contrast, we had our greatest successes in the consumer discretionary and information technology sectors. Ford Motor soared, albeit from a low starting point. And in tech stocks, some of our best performers were Computer Sciences, which provides services that include business process outsourcing, and Intel.

In the long run, we believe the market will reward portfolios with attractive profiles such as ours. We thank you for your investment and look forward to the coming year.

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	1,462,617,078	41,395,188	97.2%
Charles D. Ellis	1,458,717,131	45,295,136	97.0%
Emerson U. Fullwood	1,462,442,012	41,570,254	97.2%
Rajiv L. Gupta	1,460,115,928	43,896,339	97.1%
Amy Gutmann	1,463,668,659	40,343,607	97.3%
JoAnn Heffernan Heisen	1,461,679,414	42,332,852	97.2%
F. William McNabb III	1,464,260,763	39,751,504	97.4%
André F. Perold	1,459,755,929	44,256,337	97.1%
Alfred M. Rankin, Jr.	1,461,179,223	42,833,043	97.2%
Peter F. Volanakis	1,464,881,112	39,131,154	97.4%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Vanguard Fund	For	Abstain	Against	Non-Votes	For
Windsor II Fund
2a	777,186,280	14,023,991	24,795,542	37,571,634	91.1%
2b	774,442,220	16,012,659	25,550,928	37,571,639	90.7%
2c	757,734,429	15,655,158	42,616,226	37,571,634	88.8%
2d	768,579,658	16,037,876	31,388,282	37,571,631	90.0%
2e	769,863,470	15,350,994	30,791,352	37,571,632	90.2%
2f	772,406,246	15,458,422	28,141,146	37,571,634	90.5%
2g	782,735,917	14,666,451	18,601,768	37,573,311	91.7%

Windsor II Fund

Fund Profile
As of October 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	236	674	4,310
Median Market Cap	$40.7B	$30.1B	$28.3B
Price/Earnings Ratio	21.1x	34.4x	30.3x
Price/Book Ratio	1.9x	1.5x	2.1x
Yield[3]		2.4%	1.9%
Investor Shares	2.1%
Admiral Shares	2.3%
Return on Equity	19.6%	16.8%	19.4%
Earnings Growth Rate	6.4%	2.5%	9.3%
Foreign Holdings	8.4%	0.0%	0.0%
Turnover Rate	41%	—	—
Expense Ratio[4]		—	—
Investor Shares	0.39%
Admiral Shares	0.29%
Short-Term Reserves	2.4%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	6.0%	9.3%	10.0%
Consumer Staples	11.1	5.7	10.3
Energy	12.3	19.5	11.6
Financials	17.2	25.0	16.3
Health Care	13.1	8.9	11.9
Industrials	13.7	10.4	10.4
Information Technology	15.8	5.0	19.1
Materials	2.6	3.8	3.8
Telecommunication
Services	2.3	5.5	2.8
Utilities	5.9	6.9	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.96
Beta	0.95	0.99

Ten Largest Holdings[6] (% of total net assets)

JPMorgan Chase & Co.	diversified financial
	services	3.2%
International Business	computer
Machines Corp.	hardware	3.1
ConocoPhillips	integrated oil
	and gas	3.1
Pfizer Inc.	pharmaceuticals	3.0
Microsoft Corp.	systems software	2.9
Hewlett-Packard Co.	computer hardware	2.8
Wells Fargo & Co.	diversified banks	2.7
Bristol-Myers Squibb Co.	pharmaceuticals	2.5
Imperial Tobacco Group
PLC ADR	tobacco	2.5
Philip Morris
International Inc.	tobacco	2.4
Top Ten		28.2%

Investment Focus

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratios shown are from the prospectus dated February 27, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended October 31, 2009, the expense ratios were 0.38% for
Investor Shares and 0.27% for Admiral Shares.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1999–October 31, 2009
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended October 31, 2009		of a $10,000
	One Year	Five Years	Ten Years	Investment
Windsor II Fund Investor Shares[1]	11.96%	1.02%	2.96%	$13,386
Dow Jones U.S. Total Stock Market Index	11.34	1.06	0.06	10,056
Russell 1000 Value Index	4.78	–0.05	1.70	11,839
Large-Cap Value Funds Average[2]	8.88	–0.26	0.10	10,102

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Windsor II Fund Admiral Shares	12.09%	1.14%	1.80%	$116,304
Dow Jones U.S. Total Stock Market Index	11.34	1.06	0.80	106,957
Russell 1000 Value Index	4.78	–0.05	1.30	111,532

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Derived from data provided by Lipper Inc.
3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: May 14, 2001.

Windsor II Fund

Fiscal-Year Total Returns (%): October 31, 1999–October 31, 2009

Average Annual Total Returns: Periods Ended September 30, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	6/24/1985	–6.55%	1.46%	3.30%
Admiral Shares	5/14/2001	–6.47	1.56	1.94[2]

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Return since inception.
Note: See Financial Highlights tables for dividend and capital gains information.

Windsor II Fund

Financial Statements

Statement of Net Assets
As of October 31, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.4%)[1]
Consumer Discretionary (5.6%)
2	Wyndham
	Worldwide Corp.	18,797,969	320,505
	Carnival Corp.	9,561,800	278,440
	Comcast Corp.	19,692,298	276,086
	CBS Corp. Class B	16,425,800	193,332
2	Service Corp.
	International	25,080,100	172,300
	Mattel Inc.	6,553,998	124,067
	McDonald’s Corp.	1,754,500	102,831
	JC Penney Co. Inc.	2,486,320	82,372
	Family Dollar Stores Inc.	2,570,700	72,751
*	Starbucks Corp.	2,631,900	49,954
	Home Depot Inc.	1,514,124	37,989
	Lowe’s Cos. Inc.	1,780,500	34,844
	Time Warner Cable Inc.	655,813	25,865
	Ltd Brands Inc.	1,159,300	20,404
	Gap Inc.	799,877	17,069
*	Interpublic Group
	of Cos. Inc.	2,443,700	14,711
	Time Warner Inc.	191,399	5,765
*	Ford Motor Co.	498,600	3,490
	Comcast Corp. Class A	201,300	2,919
	Darden Restaurants Inc.	93,000	2,819
	Walt Disney Co.	99,612	2,726
	DR Horton Inc.	224,400	2,460
	Ross Stores Inc.	49,100	2,161
*	DISH Network Corp.
	Class A	675	12
			1,845,872
Consumer Staples (10.5%)
	Imperial Tobacco Group
	PLC ADR	13,840,000	809,363
	Philip Morris
	International Inc.	16,792,100	795,274
	Diageo PLC ADR	8,768,500	570,128
	Altria Group Inc.	14,545,275	263,415
	Walgreen Co.	5,588,139	211,399
	Sysco Corp.	5,586,189	147,755

	Molson Coors Brewing Co.
	Class B	2,907,500	142,380
	Wal-Mart Stores Inc.	2,686,400	133,460
	Kimberly-Clark Corp.	1,799,177	110,038
	CVS Caremark Corp.	1,610,580	56,853
	Kraft Foods Inc.	1,978,001	54,435
	PepsiCo Inc.	794,600	48,113
	Safeway Inc.	1,925,500	42,996
	Lorillard Inc.	238,000	18,497
	Coca-Cola Co.	104,086	5,549
	General Mills Inc.	68,369	4,507
	Procter & Gamble Co.	69,420	4,026
*	Dr Pepper Snapple
	Group Inc.	146,600	3,996
	Tyson Foods Inc. Class A	313,639	3,927
	Coca-Cola Enterprises Inc.	203,237	3,876
	Archer-Daniels-Midland Co. 48,737		1,468
	Reynolds American Inc.	25,900	1,256
			3,432,711
Energy (11.6%)
	ConocoPhillips	20,020,026	1,004,605
	Occidental
	Petroleum Corp.	9,606,591	728,948
	BP PLC ADR	11,156,300	631,670
2	Spectra Energy Corp.	32,337,100	618,285
	Chevron Corp.	3,183,099	243,634
	Royal Dutch Shell
	PLC ADR	1,295,700	75,358
	Apache Corp.	751,961	70,775
	Halliburton Co.	2,245,700	65,597
	Devon Energy Corp.	872,840	56,482
	Valero Energy Corp.	3,089,300	55,916
	EOG Resources Inc.	683,275	55,796
	El Paso Corp.	5,097,950	50,011
	Exxon Mobil Corp.	670,799	48,076
	Massey Energy Co.	1,468,285	42,712
*	Transocean Ltd.	445,600	37,390
*	National Oilwell Varco Inc.	109,849	4,503
	Noble Corp.	95,300	3,883
*	Newfield Exploration Co.	75,400	3,093

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Chesapeake Energy Corp.	90,400	2,215
	Murphy Oil Corp.	12,500	764
*	Pride International Inc.	17,835	527
			3,800,240
Exchange-Traded Funds (0.9%)
3	Vanguard Total Stock
	Market ETF	3,197,800	166,861
^,3	Vanguard Value ETF	2,511,200	112,653
			279,514
Financials (16.4%)
	JPMorgan Chase & Co.	25,177,968	1,051,684
	Wells Fargo & Co.	32,509,797	894,670
	PNC Financial Services
	Group Inc.	12,464,113	609,994
	American Express Co.	17,035,000	593,499
	Bank of America Corp.	35,183,362	512,973
	Capital One
	Financial Corp.	9,531,200	348,842
	XL Capital Ltd. Class A	14,555,700	238,859
*	SLM Corp.	21,128,300	204,944
	Citigroup Inc.	35,014,026	143,207
	Travelers Cos. Inc.	2,284,548	113,748
	Ameriprise Financial Inc.	2,859,900	99,153
	Morgan Stanley	2,305,985	74,068
	PartnerRe Ltd.	762,000	58,278
	Public Storage	788,729	58,050
	MetLife Inc.	1,661,396	56,537
	Charles Schwab Corp.	3,017,000	52,315
	ACE Ltd.	717,080	36,829
	Bank of New York
	Mellon Corp.	1,041,333	27,762
	Allstate Corp.	896,900	26,521
*	Genworth Financial Inc.
	Class A	2,243,000	23,821
	Prudential Financial Inc.	394,000	17,821
	KeyCorp	2,606,182	14,047
	Goldman Sachs Group Inc.	77,679	13,219
	SunTrust Banks Inc.	455,900	8,712
	Comerica Inc.	302,600	8,397
	US Bancorp	297,949	6,918
	Aflac Inc.	140,269	5,820
	Chubb Corp.	114,299	5,546
	State Street Corp.	102,000	4,282
	Unum Group	211,461	4,219
	New York Community
	Bancorp Inc.	366,539	3,955
	Hudson City Bancorp Inc.	296,113	3,891
	Torchmark Corp.	94,104	3,821
	American Financial
	Group Inc.	150,662	3,706
	Simon Property Group Inc.	44,898	3,048
	BOK Financial Corp.	68,500	2,943
	Federated Investors Inc.
	Class B	106,200	2,788

*	Progressive Corp.	158,100	2,530
	Annaly Capital
	Management Inc.	108,307	1,831
	Plum Creek Timber Co. Inc.	43,039	1,347
	ProLogis	116,664	1,322
	Host Hotels & Resorts Inc.	106,938	1,081
	Hospitality Properties Trust	52,442	1,013
*	St Joe Co.	33,400	800
	Discover Financial Services	56,300	796
	Rayonier Inc.	14,010	540
	Vornado Realty Trust	8,598	512
	Boston Properties Inc.	7,700	468
*	Jefferies Group Inc.	16,400	428
	HCP Inc.	12,200	361
	Equity Residential	11,615	335
	Everest Re Group Ltd.	2,800	245
	HCC Insurance
	Holdings Inc.	6,200	164
	Ventas Inc.	2,600	104
*,4	Washington Mutual Inc.	5,856,328	59
	AvalonBay
	Communities Inc.	800	55
			5,352,878
Health Care (12.4%)
	Pfizer Inc.	57,819,568	984,667
	Bristol-Myers Squibb Co.	38,164,957	831,996
2	Quest Diagnostics Inc.	9,593,300	536,553
	Baxter International Inc.	6,645,400	359,250
*	WellPoint Inc.	6,773,400	316,724
	Johnson & Johnson	4,747,800	280,358
	UnitedHealth Group Inc.	3,799,501	98,597
*	Amgen Inc.	1,691,210	90,869
	Merck & Co. Inc.	2,461,300	76,128
	Medtronic Inc.	1,837,700	65,606
*	Gilead Sciences Inc.	1,450,600	61,723
	Eli Lilly & Co.	1,625,100	55,270
	Abbott Laboratories	959,500	48,522
	Becton Dickinson and Co.	709,700	48,515
*	Thermo Fisher
	Scientific Inc.	998,300	44,923
	Covidien PLC	985,900	41,526
*	Talecris Biotherapeutics
	Holdings Corp.	2,002,929	40,179
*	CareFusion Corp.	1,510,014	33,779
	Schering-Plough Corp.	607,300	17,126
*	Zimmer Holdings Inc.	246,300	12,948
*	Forest Laboratories Inc.	166,562	4,609
	CIGNA Corp.	159,301	4,435
	AmerisourceBergen Corp.
	Class A	196,690	4,357
*	Mylan Inc.	220,592	3,582
*	Community Health
	Systems Inc.	91,191	2,852
*	Hospira Inc.	10,300	460
			4,065,554

Windsor II Fund

			Market
			Value•
		Shares	($000)
Industrials (13.0%)
	Raytheon Co.	16,172,100	732,273
	Honeywell
	International Inc.	16,773,347	601,995
2	ITT Corp.	11,021,220	558,776
*,2	Cooper Industries PLC
	Class A	13,760,600	532,398
	General Electric Co.	35,320,504	503,670
	Illinois Tool Works Inc.	10,048,500	461,427
	Emerson Electric Co.	2,556,600	96,512
	Dover Corp.	2,329,900	87,791
	Norfolk Southern Corp.	1,436,500	66,970
*	Corrections Corp.
	of America	2,631,800	63,005
	Parker Hannifin Corp.	1,133,600	60,036
	Republic Services Inc.
	Class A	2,247,400	58,230
	United Technologies Corp.	903,060	55,493
	Rockwell Collins Inc.	856,460	43,148
	Northrop Grumman Corp.	793,276	39,767
	CSX Corp.	872,530	36,803
	PACCAR Inc.	952,400	35,629
	Tyco International Ltd.	1,053,007	35,328
	United Parcel Service Inc.
	Class B	616,480	33,093
	FedEx Corp.	445,500	32,383
	Cummins Inc.	746,800	32,157
	Lockheed Martin Corp.	438,000	30,130
*	Empresa Brasileira
	de Aeronautica SA ADR	1,021,100	20,677
	Boeing Co.	219,700	10,502
	3M Co.	127,126	9,353
	Goodrich Corp.	75,061	4,080
*	URS Corp.	100,748	3,915
	Joy Global Inc.	76,055	3,834
	RR Donnelley & Sons Co.	133,800	2,687
*	Hertz Global Holdings Inc.	147,400	1,372
	Caterpillar Inc.	10,100	556
	Pitney Bowes Inc.	9,300	228
			4,254,218
Information Technology (14.9%)
	International Business
	Machines Corp.	8,514,850	1,026,976
	Microsoft Corp.	34,344,000	952,359
	Hewlett-Packard Co.	19,103,550	906,654
	Intel Corp.	35,840,700	684,916
	Nokia Oyj ADR	43,239,900	545,255
	Oracle Corp.	8,074,760	170,377
*	Cisco Systems Inc.	7,131,660	162,958
*	eBay Inc.	4,698,200	104,629
*	Symantec Corp.	4,734,600	83,234
	CA Inc.	2,937,128	61,445
*	Google Inc. Class A	111,420	59,735
	Applied Materials Inc.	4,478,100	54,633
	Tyco Electronics Ltd.	1,796,775	38,181

	Accenture PLC Class A	235,000	8,714
*	Computer Sciences Corp.	89,191	4,523
	Seagate Technology	270,244	3,770
	Xilinx Inc.	173,000	3,763
	Motorola Inc.	300,700	2,577
*	LSI Corp.	463,900	2,375
*	Micron Technology Inc.	109,500	744
			4,877,818
Materials (2.4%)
	EI du Pont de Nemours
	& Co.	11,018,420	350,606
	Ball Corp.	2,690,173	132,706
	Air Products
	& Chemicals Inc.	989,700	76,336
	Mosaic Co.	1,370,700	64,053
	Newmont Mining Corp.	1,272,300	55,294
	Praxair Inc.	408,180	32,426
	Agrium Inc.	663,280	31,141
	PPG Industries Inc.	422,200	23,825
	Alcoa Inc.	660,000	8,197
*	Pactiv Corp.	147,400	3,403
	Walter Energy Inc.	43,200	2,527
*	Owens-Illinois Inc.	52,000	1,658
	Lubrizol Corp.	8,800	586
	MeadWestvaco Corp.	6,600	151
			782,909
Telecommunication Services (2.1%)
	AT&T Inc.	13,328,116	342,133
	Verizon
	Communications Inc.	10,151,654	300,387
	Vodafone Group
	PLC ADR	2,370,800	52,608
	Qwest Communications
	International Inc.	1,109,600	3,983
	Windstream Corp.	248,300	2,394
			701,505
Utilities (5.6%)
	Dominion Resources Inc.	12,684,594	432,418
	Duke Energy Corp.	24,025,400	380,082
2	Constellation Energy
	Group Inc.	11,031,200	341,085
2	CenterPoint Energy Inc.	24,112,500	303,817
	Entergy Corp.	2,448,100	187,818
	Exelon Corp.	1,700,697	79,865
	American Electric
	Power Co. Inc.	1,524,700	46,076
	FPL Group Inc.	575,995	28,281
	Edison International	761,300	24,225
	PG&E Corp.	131,967	5,396
	Public Service Enterprise
	Group Inc.	180,093	5,367
*	NRG Energy Inc.	182,500	4,196
	CMS Energy Corp.	260,900	3,470
*	AES Corp.	227,800	2,977

Windsor II Fund

		Market
		Value•
	Shares	($000)
NSTAR	62,700	1,941
NiSource Inc.	47,400	612
		1,847,626
Total Common Stocks
(Cost $31,566,243)		31,240,845
Temporary Cash Investments (3.9%)[1]
Money Market Fund (3.7%)
5,6 Vanguard Market
Liquidity Fund,
0.225%	1,230,193,000	1,230,193

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
7,8 Federal Home Loan Bank
Discount Notes,
0.275%, 2/19/10	63,500	63,480
Total Temporary Cash Investments
(Cost $1,293,640)		1,293,673
Total Investments (99.3%)
(Cost $32,859,883)		32,534,518
Other Assets and Liabilities (0.7%)
Other Assets		585,906
Liabilities[6]		(365,031)
		220,875
Net Assets (100%)		32,755,393

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	32,534,518
Receivables for Investment
Securities Sold	511,388
Other Assets	74,518
Total Assets	33,120,424
Liabilities
Payables for Investment
Securities Purchased	232,362
Other Liabilities	132,669
Total Liabilities	365,031
Net Assets	32,755,393

Windsor II Fund

At October 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	37,963,420
Undistributed Net Investment Income	167,862
Accumulated Net Realized Losses	(5,048,833)
Unrealized Appreciation (Depreciation)
Investment Securities	(325,365)
Futures Contracts	(1,691)
Net Assets	32,755,393

Investor Shares—Net Assets
Applicable to 931,236,816 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	20,695,353
Net Asset Value Per Share—
Investor Shares	$22.22

Admiral Shares—Net Assets
Applicable to 305,657,973 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,060,040
Net Asset Value Per Share—
Admiral Shares	$39.46

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $13,528,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.8% and 2.5%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Restricted security represents 0.0% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
6 Includes $14,609,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
8 Securities with a value of $63,480,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	928,762
Interest[2]	7,932
Security Lending	28,474
Total Income	965,168
Expenses
Investment Advisory Fees—Note B
Basic Fee	41,325
Performance Adjustment	(2,736)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	38,134
Management and Administrative—Admiral Shares	11,584
Marketing and Distribution—Investor Shares	4,928
Marketing and Distribution—Admiral Shares	2,812
Custodian Fees	418
Auditing Fees	28
Shareholders’ Reports and Proxies—Investor Shares	1,315
Shareholders’ Reports and Proxies—Admiral Shares	181
Trustees’ Fees and Expenses	57
Total Expenses	98,046
Expenses Paid Indirectly	(2,749)
Net Expenses	95,297
Net Investment Income	869,871
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,483,919)
Futures Contracts	78,462
Realized Net Gain (Loss)	(1,405,457)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,973,419
Futures Contracts	8,097
Change in Unrealized Appreciation (Depreciation)	3,981,516
Net Increase (Decrease) in Net Assets Resulting from Operations	3,445,930

1 Dividends are net of foreign withholding taxes of $2,227,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $102,991,000, $7,233,000, and
$60,881,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	869,871	1,184,198
Realized Net Gain (Loss)	(1,405,457)	(3,600,882)
Change in Unrealized Appreciation (Depreciation)	3,981,516	(17,372,691)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,445,930	(19,789,375)
Distributions
Net Investment Income
Investor Shares	(629,788)	(736,648)
Admiral Shares	(381,680)	(463,178)
Realized Capital Gain[1]
Investor Shares	—	(3,062,841)
Admiral Shares	—	(1,864,749)
Total Distributions	(1,011,468)	(6,127,416)
Capital Share Transactions
Investor Shares	(286,176)	1,720,177
Admiral Shares	(404,419)	1,136,517
Net Increase (Decrease) from Capital Share Transactions	(690,595)	2,856,694
Total Increase (Decrease)	1,743,867	(23,060,097)
Net Assets
Beginning of Period	31,011,526	54,071,623
End of Period[2]	32,755,393	31,011,526

1 Includes fiscal 2008 short-term gain distributions totaling $731,863,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $167,862,000 and $309,459,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.56	$37.84	$35.14	$31.61	$28.49
Investment Operations
Net Investment Income	.580	.777	.803	.760	.650
Net Realized and Unrealized Gain (Loss)
on Investments	1.750	(13.804)	4.145	4.368	3.100
Total from Investment Operations	2.330	(13.027)	4.948	5.128	3.750
Distributions
Dividends from Net Investment Income	(.670)	(.799)	(.790)	(.720)	(.630)
Distributions from Realized Capital Gains	—	(3.454)	(1.458)	(.878)	—
Total Distributions	(.670)	(4.253)	(2.248)	(1.598)	(.630)
Net Asset Value, End of Period	$22.22	$20.56	$37.84	$35.14	$31.61

Total Return[1]	11.96%	–38.02%	14.62%	16.85%	13.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,695	$19,400	$33,821	$30,790	$28,199
Ratio of Total Expenses to
Average Net Assets[2]	0.38%	0.32%	0.33%	0.34%	0.35%
Ratio of Net Investment Income to
Average Net Assets	2.96%	2.66%	2.19%	2.28%	2.14%
Portfolio Turnover Rate	41%	37%	51%	34%	28%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.01%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$36.51	$67.18	$62.41	$56.13	$50.59
Investment Operations
Net Investment Income	1.064	1.431	1.491	1.402	1.224
Net Realized and Unrealized Gain (Loss)
on Investments	3.112	(24.497)	7.348	7.782	5.493
Total from Investment Operations	4.176	(23.066)	8.839	9.184	6.717
Distributions
Dividends from Net Investment Income	(1.226)	(1.473)	(1.481)	(1.346)	(1.177)
Distributions from Realized Capital Gains	—	(6.131)	(2.588)	(1.558)	—
Total Distributions	(1.226)	(7.604)	(4.069)	(2.904)	(1.177)
Net Asset Value, End of Period	$39.46	$36.51	$67.18	$62.41	$56.13

Total Return	12.09%	–37.94%	14.71%	17.01%	13.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,060	$11,611	$20,250	$15,934	$11,992
Ratio of Total Expenses to
Average Net Assets[1]	0.27%	0.22%	0.23%	0.23%	0.22%
Ratio of Net Investment Income to
Average Net Assets	3.07%	2.76%	2.29%	2.39%	2.25%
Portfolio Turnover Rate	41%	37%	51%	34%	28%

1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.01%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Windsor II Fund

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Armstrong Shaw Associates Inc.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Hotchkis and Wiley Capital Management, LLC; and Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000 Value Index. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance since January 31, 2007, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $978,000 for the year ended October 31, 2009.

For the year ended October 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $2,736,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2009, the fund had contributed capital of $6,929,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 2.77% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2009, these arrangements reduced the fund’s expenses by $2,749,000 (an annual rate of 0.01% of average net assets).

Windsor II Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of October 31, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	31,240,786	—	59
Temporary Cash Investments	1,230,193	63,480	—
Futures Contracts—Liabilities[1]	(11,939)	—	—
Total	32,459,040	63,480	59

1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended October 31, 2009:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2008	—
Transfers into Level 3	59
Balance as of October 31, 2009	59

F. At October 31, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	December 2009	1,230	317,648	635
E-mini S&P 500 Index	December 2009	3,225	166,571	(2,326)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Windsor II Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2009, the fund had $236,796,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $5,023,219,000 to offset future net capital gains of $3,383,640,000 through October 31, 2016, and $1,639,579,000 through October 31, 2017.

At October 31, 2009, the cost of investment securities for tax purposes was $32,887,774,000. Net unrealized depreciation of investment securities for tax purposes was $353,256,000, consisting of unrealized gains of $5,410,353,000 on securities that had risen in value since their purchase and $5,763,609,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2009, the fund purchased $11,415,946,000 of investment securities and sold $12,493,449,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,238,808	120,849	3,499,635	123,646
Issued in Lieu of Cash Distributions	611,735	32,569	3,715,460	121,524
Redeemed	(3,136,719)	(165,583)	(5,494,918)	(195,573)
Net Increase (Decrease)—Investor Shares	(286,176)	(12,165)	1,720,177	49,597
Admiral Shares
Issued	1,115,935	33,223	2,041,071	39,062
Issued in Lieu of Cash Distributions	354,517	10,636	2,193,289	40,423
Redeemed	(1,874,871)	(56,220)	(3,097,843)	(62,881)
Net Increase (Decrease)—Admiral Shares	(404,419)	(12,361)	1,136,517	16,604

Windsor II Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2008		Proceeds from		Oct. 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	215,552	65,637	7,896	15,601	303,817
Constellation Energy Group Inc.	NA1	176,004	—	9,386	341,085
Cooper Industries PLC Class A2	393,823	113,515	116,971	15,488	532,398
ITT Corp.	406,361	77,711	—	8,447	558,776
Quest Diagnostics Inc.	NA1	191,809	59,748	3,602	536,553
Service Corp. International	173,053	—	—	4,013	172,300
Sherwin-Williams Co.	402,433	—	386,164	4,194	—
Spectra Energy Corp.	625,076	—	—	32,337	618,285
Wyndham Worldwide Corp.	145,592	8,120	2,213	2,999	320,505
	2,361,890			96,067	3,383,719

1 Not applicable—At October 31, 2008, the issuer was not an affiliated company of the fund.
2 Cooper Industries Inc. Class A changed its name to Cooper Industries PLC Class A in September 2009.

K. In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 8, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 8, 2009

Special 2009 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,011,468,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 94.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares1
Periods Ended October 31, 2009

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.96%	1.02%	2.96%
Returns After Taxes on Distributions	11.37	0.08	1.79
Returns After Taxes on Distributions and Sale of Fund Shares	8.37	0.96	2.23

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with
$1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses
Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2009	10/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,235.81	$2.03
Admiral Shares	1,000.00	1,236.42	1.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.39	$1.84
Admiral Shares	1,000.00	1,023.95	1.28

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the Maxwell
School of Citizenship and Public Affairs at Syracuse
University.	Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
F. Joseph Loughrey	The Vanguard Group, Inc.; Treasurer of each of the
Born 1949. Trustee Since October 2009. Principal	investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President and	Group since 2008; Assistant Treasurer of each of the
Chief Operating Officer since 2005 (retired 2009) and	investment companies served by The Vanguard Group
Vice Chairman of the Board (2008–2009) of Cummins	(1988–2008).
Inc. (industrial machinery); Director of SKF AB (industrial
machinery), Hillenbrand, Inc. (specialized consumer
services), Sauer-Danfoss Inc. (machinery), the Lumina	Heidi Stam[1]
Foundation for Education, and the Columbus Community	Born 1956. Secretary Since July 2005. Principal
Education Coalition; Chairman of the Advisory Council	Occupation(s) During the Past Five Years: Managing
for the College of Arts and Letters at the University of	Director of The Vanguard Group, Inc., since 2006;
Notre Dame.	General Counsel of The Vanguard Group since 2005;
Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005; Principal
Occupation(s) During the Past Five Years: George Gund	of The Vanguard Group (1997–2006).
Professor of Finance and Banking, Harvard Business
School; Chair of the Investment Committee of HighVista
Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Deputy Chairman of
the Federal Reserve Bank of Cleveland; Trustee of
University Hospitals of Cleveland, The Cleveland	Founder
Museum of Art, and Case Western Reserve University.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director
of Corning Incorporated and Dow Corning; Trustee of
the Corning Incorporated Foundation and the Corning
Museum of Glass; Overseer of the Amos Tuck School
of Business Administration at Dartmouth College.

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-749-7273	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q730 122009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2009: $54,000
Fiscal Year Ended October 31, 2008: $54,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2009: $3,354,640
Fiscal Year Ended October 31, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2009: $876,210
Fiscal Year Ended October 31, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended October 31, 2009: $423,070
Fiscal Year Ended October 31, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended October 31, 2009: $0
Fiscal Year Ended October 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2009: $423,070
Fiscal Year Ended October 31, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2009

VANGUARD WINDSOR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number
2-88373, and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.